STATEMENT OF ADDITIONAL INFORMATION

FRONTIER FUNDS, INC.

Frontier MFG Global Sustainable Fund

Institutional Class Shares (FMSGX)

Service Class Shares (FMSRX)

Frontier MFG Core Infrastructure Fund

Institutional Class Shares (FMGIX)

Service Class Shares (FCIVX)

c/o U.S. Bancorp Fund Services

P.O. Box 701

Milwaukee, Wisconsin 53201-0701

1-888-825-2100

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the Prospectuses of the above Funds dated October 31, 2024. Each of the Frontier MFG Global Sustainable Fund (the “MFG Global Sustainable Fund”) and the Frontier MFG Core Infrastructure Fund (the “MFG Core Infrastructure Fund”) (individually, a “Fund,” and collectively, the “Funds”) is a series of Frontier Funds, Inc. (the “Company”). The audited financial statements for each Fund for the fiscal period ended June 30, 2024, are incorporated herein by reference to the Company’s 2024 Annual Report on Form N-CSR. The Prospectuses and the 2024 Annual Report are available without charge upon request to the above address or toll-free telephone number, or you can visit the Funds’ website at http://www.frontiermutualfunds.com.

FRONTEGRA STRATEGIES, LLC
Distributor

This Statement of Additional Information is dated October 31, 2024 as supplemented February 28, 2025

You should rely only on the information contained in this SAI and the Prospectuses dated October 31, 2024. The Company has not authorized others to provide additional information. This SAI is not an offer to sell securities in any state or jurisdiction where the offering cannot legally be made. This SAI applies to the Institutional Class and Service Class shares of the applicable above-listed Funds.

Fund Organization

The Company is an open-end management investment company. The Company was organized as a Maryland corporation on May 24, 1996.

The MFG Global Sustainable Fund is a non-diversified series of the Company. The MFG Core Infrastructure Fund is a diversified series of the Company. The Company may offer separate series of shares representing interests in separate portfolios of securities, and the shares in any one series may be offered in separate classes. Currently, the Company offers two separate series. The Board of Directors of the Company (the “Board”) has established three classes of shares of common stock: Institutional Class, Service Class and Class Y. Class Y shares are not currently offered by the Funds. The Company is authorized to issue 2,000,000,000, $0.01 par value, shares of common stock in series and classes. The number of shares authorized for each of the Company’s series and classes discussed is set forth in the table below.

Series/Class of Common Stock	Number of Authorized Shares
Frontier MFG Global Sustainable Fund
Institutional Class	50,000,000
Service Class	50,000,000

Frontier MFG Core Infrastructure Fund
Institutional Class	50,000,000
Service Class	50,000,000

The assets belonging to each series are held separately by the custodian, U.S. Bank, N.A., and if the Company issues additional series, the assets of each additional series will be held separately. The assets of each series shall be charged with the liabilities of the Company in respect of that series and with all expenses, costs, charges, and reserves attributable to that series. In effect, each series will be a separate fund. To the knowledge of the Company, there is no statutory provision or case law establishing whether the assets of one series may be charged with the unsatisfied liabilities allocated to another series. Therefore, in the event that the liabilities of a series exceed the assets of that series, there is a risk, generally considered remote, that one series of the Company could be liable for the liabilities of one or more other series of the Company.

Each share of common stock, irrespective of series or class, is entitled to one vote on all questions, except that certain matters must be voted on separately by the series or class of shares affected, and matters affecting only one series or class are voted upon only by that series or class. Shares have non-cumulative voting rights. Each share of common stock is entitled to participate in distributions of investment company taxable income and net capital gain as determined by the Board. Each share of common stock is entitled to the residual assets of the respective series in the event of liquidation. Shares have no preemption, conversion or subscription rights. When issued and paid for in accordance with the terms of the applicable Prospectus, each share will be fully paid and non-assessable.

Fund Policies: Fundamental and Non-Fundamental

The investment objective of the MFG Global Sustainable Fund is to seek attractive risk-adjusted returns over the medium- to long-term, while reducing the risk of permanent capital loss. The investment objective of the MFG Core Infrastructure Fund is long-term capital appreciation. The investment objective of the MFG Global Sustainable Fund may be changed by the Board without shareholder approval. The investment objective of the MFG Core Infrastructure Fund is fundamental and may not be changed without shareholder approval.

The following is a complete list of each Fund’s fundamental investment limitations which cannot be changed without the approval by a majority of each Fund’s outstanding voting securities. A “majority of each Fund’s outstanding voting securities” means the lesser of (i) 67% or more of the shares of common stock of a Fund represented at a meeting at which more than 50% of the outstanding shares are present, or (ii) more than 50% of the outstanding shares of common stock of the Fund.

Each Fund:

1.	May not with respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. This restriction does not apply to the MFG Global Sustainable Fund, which is non-diversified.

2.	May (i) borrow money from banks and (ii) make other investments or engage in other transactions permissible under the Investment Company Act of 1940, as amended (the “1940 Act”), which may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed), less the Fund’s liabilities (other than borrowings). The Fund may also borrow money from other Frontier Funds or other persons to the extent permitted by applicable law.

3.	May not issue senior securities, except as permitted under the 1940 Act.

4.	May not act as an underwriter of another issuer’s securities, except to the extent the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”) in connection with the purchase and sale of portfolio securities.

5.	May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Fund from purchasing or selling options, futures contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

6.	May not make loans if, as a result, more than 33 1/3% of the Fund’s total assets would be lent to other persons, except through (i) purchases of debt securities or other debt instruments or (ii) engaging in repurchase agreements.

7.	May not purchase the securities of any issuer if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of issuers, the principal business activities of which are in the same industry, except that the MFG Core Infrastructure Fund will invest at least 25% of the value of its total assets in companies engaged in the utilities industry.

8.	May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

9.	May, notwithstanding any other fundamental investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and restrictions as a Fund.

10.	The MFG Core Infrastructure Fund may not change its investment objective.

With respect to the Fundamental Investment Limitation item 2 above, “applicable law” refers to the 1940 Act and the regulations adopted thereunder.

With the exception of the Fundamental Investment Limitation item 2 above, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in a Fund’s assets (i.e., due to cash inflows or redemptions) or in market value of the investment will not constitute a violation of that restriction.

For purposes of applying Fundamental Investment Limitation item 7 above, according to the current interpretation by the U.S. Securities and Exchange Commission (“SEC”), a Fund would be concentrated in an industry if 25% or more of its total assets, based on market value at the time of purchase, were invested in that industry.

The following are the Funds’ non-fundamental operating policies which may be changed by the Board without shareholder approval.

Each Fund may not:

1.	Borrow money, except (i) from banks or (ii) through reverse repurchase agreements or mortgage dollar rolls.

2.	Make any loans other than loans of portfolio securities, except through (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.

3.	Make any change in its investment policy of investing a minimum percentage of its net assets in the investments suggested by the Fund’s name without first providing shareholders of the Fund with at least 60 days’ notice.

4.	Borrow money from other Frontier Funds unless it has received an exemptive order from the SEC permitting such practice.

Unless noted otherwise, if a percentage restriction set forth in a Fund’s Prospectus or this SAI is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in the Fund’s assets (i.e., due to cash inflows or redemptions) or in market value of the investment will not constitute a violation of that restriction.

Investment Policies and Techniques

The following information supplements the discussion of the Funds’ principal investment strategies, policies, and techniques that are described in the applicable Prospectus and also provides information about investment strategies that are non-principal strategies.

Borrowing

The Funds may borrow money to the extent permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by the SEC, from time to time to meet shareholder redemptions. This means that, in general, the Funds may borrow money from banks on a secured basis in an amount up to 33⅓% of a Fund’s total assets. The Funds may also borrow money for temporary purposes on an unsecured basis in an amount not to exceed 5% of a Fund’s total assets. The Funds will not borrow for leverage in an attempt to enhance investment returns.

If the amount borrowed at any time exceeds 33⅓% of a Fund’s total assets, the Fund will, within three days thereafter (not including Sundays, holidays and any longer period authorized by the SEC), reduce the amount of the borrowings such that the borrowings do not exceed 33⅓% of such Fund’s total assets.

Concentration

The Funds have adopted a fundamental investment policy that prohibits the Fund from investing more than 25% of its assets in the securities of companies the principal business activities of which are in the same industry, except that the MFG Core Infrastructure Fund will invest at least 25% of the value of its total assets in companies engaged in the utilities industry. For purposes of this policy, Frontegra Asset Management, Inc., the Funds’ investment adviser (“Frontegra”), in consultation with the Funds’ subadviser, Magellan Asset Management Limited doing business as MFG Asset Management (“MFG Asset Management” or the “Subadviser”), determines the industry classifications of each Fund’s investments using industry data obtained from third-party statistical organizations, such as the Global Industry Classification Standard (“GICS”) classification system. The GICS system categorizes issuers by industry based on the issuers’ primary business activities. In the absence of such a classification for a particular issuer, the Subadviser may provide an industry classification. Alternately, the Subadviser or Frontegra may classify a particular issuer in good faith based on its own analysis of the economic or other relevant characteristics affecting the issuer. The 25% limit does not apply to securities of other investment companies or securities issued or guaranteed by the U.S. government, any state or territory of the U.S., its agencies, instrumentalities, or political subdivisions. The Funds recognize that the SEC staff has maintained that a Fund should consider the underlying investments of investment companies in which a Fund is invested when determining the concentration of such Fund, and the Funds take such guidance into account when determining the applicable Fund’s compliance with its concentration policy.

Convertible Securities

As a non-principal investment strategy, the Funds may invest in convertible securities, which are debt obligations convertible into or exchangeable for equity securities or debt obligations that carry with them the right to acquire equity securities, as evidenced by warrants attached to such securities, or acquired as part of units of the securities.

Depositary Receipts

The Funds may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”), or other securities convertible into securities or issuers based in foreign countries. As a non-principal investment strategy, the MFG Core Infrastructure Fund may invest in such securities. As a principal investment strategy, the MFG Global Sustainable Fund may invest in ADRs and GDRs.

ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs in registered form are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while GDRs and EDRs, in bearer form, may be denominated in other currencies and are designed for use in non-U.S. securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. GDRs and EDRs are receipts with a non-U.S. bank evidencing a similar arrangement. For purposes of each Fund’s investment policies, ADRs, GDRs and EDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, GDR or EDR representing ownership of common stock will be treated as common stock.

ADR facilities may be established as either “unsponsored” or “sponsored.” While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

Derivatives

As a non-principal investment strategy, each Fund may use derivatives for hedging purposes. Investing in derivatives involves special risks including liquidity, operational, counterparty, accounting and tax risks.

•	Liquidity risk generally refers to risk involving the liquidity demands that derivatives can create to make payments of margin, collateral, or settlement payments to counterparties.

•	Operational risk generally refers to risk related to potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls, and human error.

•	Counterparty risk generally refers to the risk that a counterparty on a derivatives transaction may not be willing or able to perform its obligations under the derivatives contract, and the related risks of having concentrated exposure to such a counterparty.

Each Fund that engages in derivatives transactions qualifies as a limited derivatives user under Rule 18f-4 under the 1940 Act, which requires a Fund to comply with a 10% notional exposure-based limit on derivatives transactions and to adopt written policies and procedures reasonably designed to manage the Fund’s derivatives risks. As of the date of this SAI, only the MFG Global Sustainable Fund engages in derivatives transactions. The MFG Global Sustainable Fund invests in forward foreign currency contracts for currency hedging purposes from time to time.

General Description of Hedging Strategies. The Funds may engage in hedging activities, including forward foreign currency contracts, options, futures contracts (sometimes referred to as “futures”) and options on futures contracts to attempt to hedge a Fund’s holdings.

Hedging instruments on securities generally are used to hedge against price movements in one or more particular securities positions that a Fund owns or intends to acquire. Hedging instruments on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which a Fund has invested or expects to invest. The use of hedging instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission (the “CFTC”) and various state regulatory authorities. In addition, a Fund’s ability to use hedging instruments will be limited by tax considerations.

Except as set forth below, a Fund’s commodities transactions must be made solely for bona fide hedging purposes as defined by the Commodities Futures Trading Commission. A Fund may invest in commodity interests for other than bona fide hedging purposes if it meets either the 5% trading de minimis test (the “5% Test”) or a test based on the net notional value of the Fund’s commodities transactions (the “Notional Test”). Under the 5% Test, the aggregate initial margin and premiums required to establish positions in commodity futures, commodity options or swaps may not exceed 5% of the Fund’s net asset value. Under the Notional Test, the aggregate net notional value of commodity futures, commodity options or swaps not used solely for bona fide hedging purposes may not exceed 100% of the Fund’s net asset value. Frontegra, on behalf of the Company, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Section 4.5 of the regulations under the Commodity Exchange Act (“CEA”) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Stock Index Options. The Funds may (i) purchase stock index options for any purpose, (ii) sell stock index options in order to close out existing positions, or (iii) write covered options on stock indexes for hedging purposes. Stock index options are put options and call options on various stock indexes. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple.

A stock index fluctuates with changes in the market values of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the S&P 500 or the Value Line Composite Index or a narrower market index, such as the S&P 100. Indexes may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indexes are currently traded on the following exchanges: the Chicago Board of Options Exchange, the New York Stock Exchange (“NYSE”), the American Stock Exchange, the Pacific Stock Exchange and the Philadelphia Stock Exchange.

A Fund’s use of stock index options is subject to certain risks. Successful use by the Funds of options on stock indexes will be subject to the ability of a Fund’s Subadviser to correctly predict movements in the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, a Fund’s ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline through transactions in put options on stock indexes, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by a Fund. Inasmuch as a Fund’s securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, each Fund will bear the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indexes. It is also possible that there may be a negative correlation between the index and a Fund’s securities which would result in a loss on both such securities and the options on stock indexes acquired by the Fund.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by a Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

Certain Considerations Regarding Options. There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If a Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If a Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

The writing and purchasing of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Funds.

Futures Contracts. The Funds may enter into futures contracts (hereinafter referred to as “Futures” or “Futures Contracts”), including index and interest rate Futures as a hedge against movements in the equity and bond markets or Futures related to currencies, in order to establish more definitely the effective return on securities held or intended to be acquired by the Funds or for other purposes permissible under the CEA. Each Fund’s hedging may include sales of Futures as an offset against the effect of expected declines in stock, bond or currency prices and purchases of Futures as an offset against the effect of expected increases in stock, bond or currency prices. The Funds will not enter into Futures Contracts which are prohibited under the CEA and will, to the extent required by regulatory authorities, enter only into Futures Contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal interest rate Futures exchanges in the U.S. are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange. Futures exchanges and trading are regulated under the CEA by the CFTC.

An index Futures Contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index Futures Contract was originally written. An interest rate Futures Contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., debt security) for a specified price at a designated date, time and place. Transaction costs are incurred when a Futures Contract is bought or sold and margin deposits must be maintained. A Futures Contract may be satisfied by delivery or purchase, as the case may be, of the instrument or by payment of the change in the cash value of the index. More commonly, Futures Contracts are closed out prior to delivery by entering into an offsetting transaction in a matching Futures Contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a gain will be realized; if it is more, a loss will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Funds will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If the Funds are not able to enter into an offsetting transaction, the Funds will continue to be required to maintain the margin deposits on the Futures Contract.

Margin is the amount of funds that must be deposited by each Fund with a futures commission merchant in order to initiate Futures trading and to maintain the Fund’s open positions in Futures Contracts. A margin deposit serves as a down payment on the underlying asset and is intended to ensure the Fund meets its obligations with respect to the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract. Futures Contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the Futures Contract being traded.

If the price of an open Futures Contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the Futures Contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the Futures Contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. In computing daily net asset value, each Fund will mark to market the current value of its open Futures Contracts. The Funds expect to earn interest income on their margin deposits.

Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, or gain, to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Futures Contract were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount initially invested in the Futures Contract.

Most U.S. Futures exchanges limit the amount of fluctuation permitted in Futures Contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a Futures Contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Futures Contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of Futures positions and subjecting some Futures traders to substantial losses.

There can be no assurance that a liquid market will exist at a time when the Funds seek to close out a Futures position. The Funds would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Funds’ net asset value. In addition, many of the contracts are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

A public market exists in Futures Contracts covering a number of indexes, including, but not limited to, the S&P 500 Index, the S&P 100 Index, the NASDAQ 100 Index, the Value Line Composite Index and the NYSE Composite Index.

Options on Futures. The Funds may also purchase or write put and call options on Futures Contracts and enter into closing transactions with respect to such options to terminate an existing position. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a Futures Contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the Futures Contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Prior to exercise or expiration, a futures option may be closed out by an offsetting purchase or sale of a futures option of the same series.

The Funds may use options on Futures Contracts in connection with hedging strategies. Generally, these strategies would be employed under the same market and market sector conditions in which the Funds use put and call options on securities or indexes. The purchase of put options on Futures Contracts is analogous to the purchase of puts on securities or indexes so as to hedge the Funds’ securities holdings against the risk of declining market prices. The writing of a call option or the purchasing of a put option on a Futures Contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the Futures Contract. If the futures price at expiration of a written call option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund’s holdings of securities. If the futures price when the option is exercised is above the exercise price, however, the Fund will incur a loss, which may be offset, in whole or in part, by the increase in the value of the securities held by the Fund that were being hedged. Writing a put option or purchasing a call option on a Futures Contract serves as a partial hedge against an increase in the value of the securities the Fund intends to acquire.

Foreign Currency ‒ Related Derivative Strategies ‒ Special Considerations. The Funds may purchase and sell foreign currency on a spot basis, and may use currency-related derivative instruments, such as options on foreign currencies, futures on foreign currencies, options on futures on foreign currencies and forward currency contracts (i.e., an obligation to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into). The Funds may use these instruments for hedging or any other lawful purpose consistent with its investment objective, including currency hedging, transaction hedging, anticipatory hedging, cross hedging, proxy hedging and position hedging. A Fund’s use of currency-related derivative instruments will be directly related to the Fund’s current or anticipated portfolio securities, and the Fund may engage in transactions in currency-related derivative instruments as a means to protect against some or all of the effects of adverse changes in foreign currency exchange rates on its portfolio investments. In general, if the currency in which a portfolio investment is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the currency would adversely affect the value of the portfolio investment expressed in U.S. dollars.

For example, a Fund might use currency-related derivative instruments to “lock in” a U.S. dollar price for a portfolio investment, thereby enabling the Fund to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received. The Fund also might use currency-related derivative instruments when a Fund’s Subadviser believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, and it may use currency-related derivative instruments to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Fund’s portfolio securities denominated in such foreign currency. Alternatively, where appropriate, the Fund may use currency-related derivative instruments to hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. The use of this basket hedging technique may be more efficient and economical than using separate currency-related derivative instruments for each currency exposure held by a Fund. Furthermore, currency-related derivative instruments may be used for short hedges – for example, a Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency.

In addition, a Fund may use a currency-related derivative instrument to shift exposure to foreign currency fluctuations from one foreign country to another foreign country where it’s anticipated that the foreign currency exposure purchased will appreciate relative to the U.S. dollar and thus better protect the Fund against the expected decline in the foreign currency exposure sold. For example, if a Fund owns securities denominated in a foreign currency and it is anticipated that the currency will decline, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in a second foreign currency that would better protect the Fund against the decline in the first security than would a U.S. dollar exposure. Hedging transactions that use two foreign currencies are sometimes referred to as “cross hedges.” The effective use of currency-related derivative instruments by a Fund in a cross hedge is dependent upon a correlation between price movements of the two currency instruments and the underlying security involved, and the use of two currencies magnifies the risk that movements in the price of one instrument may not correlate or may correlate unfavorably with the foreign currency being hedged. Such a lack of correlation might occur due to factors unrelated to the value of the currency instruments used or investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

A Fund also might seek to hedge against changes in the value of a particular currency when no hedging instruments on that currency are available or such hedging instruments are more expensive than certain other hedging instruments. In such cases, a Fund may hedge against price movements in that currency by entering into transactions using currency-related derivative instruments on another foreign currency or a basket of currencies, the values of which are believed to have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

The use of currency-related derivative instruments by a Fund involves a number of risks. The value of currency-related derivative instruments depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, a Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots (generally consisting of transactions of greater than $1 million).

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they re-open.

Settlement of transactions in currency-related derivative instruments might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

When a Fund engages in a transaction in a currency-related derivative instrument, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract or otherwise complete the contract. In other words, a Fund will be subject to the risk that a loss may be sustained by the Fund as a result of the failure of the counterparty to comply with the terms of the transaction. The counterparty risk for exchange-traded instruments is generally less than for privately-negotiated or OTC currency instruments, since generally a clearing agency, which is the issuer or counterparty to each instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, a Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the transaction and possibly other losses to the Fund. The Fund will enter into transactions in currency-related derivative instruments only with counterparties that are reasonably believed to be capable of performing under the contract.

Permissible foreign currency options will include options traded primarily in the OTC market. Although options on foreign currencies are traded primarily in the OTC market, a Fund will normally purchase or sell OTC options on foreign currency only when it is believed that a liquid secondary market will exist for a particular option at any specific time.

A Fund’s dealing in currency-related derivative instruments will generally be limited to the transactions described above. However, the Funds reserve the right to use currency-related derivative instruments for different purposes and under different circumstances. It also should be realized that use of these instruments does not eliminate, or protect against, price movements in a Fund’s securities that are attributable to other (i.e., non-currency related) causes. Moreover, while the use of currency-related derivative instruments may reduce the risk of loss due to a decline in the value of a hedged currency, at the same time the use of these instruments tends to limit any potential gain which may result from an increase in the value of that currency.

Federal Income Tax Treatment of Options, Futures and Foreign Currency Transactions. If a call option written by a Fund expires, the Fund will realize, for federal income tax purposes, a short-term capital gain equal to the option premium received by the Fund. If a call option written by a Fund is exercised, the option premium will be included in the proceeds of the sale, and will thus increase the Fund’s capital gain (or decrease its capital loss) on the sale of the security covering the option.

If a Fund writes options other than “qualified covered call options,” as defined in Section 1092 of the Internal Revenue Code of 1986, as amended (the “Code”), or purchases puts, any losses on such options transactions, to the extent they do not exceed the unrecognized gains on the securities covering the options, may be subject to deferral until the securities covering the options have been sold.

A Fund’s investment in Section 1256 contracts, such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special federal income tax rules. All Section 1256 contracts held by a Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by a Fund from positions in Section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were neither part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by a Fund.

Emerging Markets

As a principal investment strategy, the Funds may invest in emerging markets securities. Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems than more developed foreign markets. Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default. Emerging market securities also tend to be less liquid. Investments in emerging market countries may be affected by government policies that restrict foreign investment in certain issues or industries. Investments in emerging market securities may be more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines. In addition to withholding taxes on investment income, some emerging market countries may impose different capital gains taxes or capital restrictions on foreign investors.

China Investments. As a non-principal investment strategy, the MFG Global Sustainable Fund may invest in companies headquartered in China, including investments in A share listings on Chinese stock exchanges. Risks associated with investments in China, including Hong Kong, include risks related to governmental policies and risks to the economy from trade or political disputes with China’s trading partners.

Exchange-Traded Funds (“ETFs”) and Other Investment Companies

As a non-principal investment strategy, the Funds may invest in securities issued by ETFs and other investment companies within the limits prescribed by the 1940 Act in furtherance of its investment objective and principal strategies. With certain exceptions or exemptions, Section 12(d)(1) of the 1940 Act precludes the Funds from acquiring (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund. The Funds may invest in money market mutual funds or securities of other investment companies investing in short-term debt securities as a temporary strategy, pending reinvestment or when attractive equity investments are unavailable. The Funds may invest their assets in ETFs that hold international equities, including the securities of one or more emerging market companies. The Funds may also purchase ETFs that invest in companies that have particular market capitalizations, that are in specific industries and economic sectors and that comprise various equity indices. The Funds may also purchase ETFs that make investments linked to alternative asset classes and related indices, such as commodities, currencies, real estate, hedging strategies and private equity. The Funds may acquire ETFs as a means of investing cash temporarily in instruments that may generate returns comparable to a Fund’s benchmark index. As an owner of an ETF, mutual fund or another investment company, the Funds bear, along with other shareholders, a pro-rata portion of the other investment company’s expenses, including advisory fees, and such fees and other expenses will be borne indirectly by a Fund’s shareholders. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

Although the 1940 Act restricts investments by registered investment companies in the securities of other investment companies (including ETFs), registered investment companies may be permitted to invest in other investment companies beyond the limits set forth in Section 12(d)(1) pursuant to the “fund of funds” rules promulgated thereunder, including Rule 12d1-4.  Rule 12d1-4 of the 1940 Act provides an exemption from Section 12(d)(1) that allows a fund to invest all of its assets in other registered funds, including ETFs, if the fund satisfies certain conditions specified in the Rule, including, among other conditions, that the fund and its advisory group will not control (individually or in the aggregate) an acquired fund (e.g., hold more than 25% of the outstanding voting securities of an acquired fund that is a registered open-end investment company).

Foreign Investment Companies

As a non-principal investment strategy, each Fund may invest in foreign investment companies. Some of the securities in which the Funds invest may be located in countries that may not permit direct investment by outside investors. Investments in such securities may only be permitted through foreign government-approved or -authorized investment vehicles, which may include other investment companies. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the 1940 Act. Under the 1940 Act, a Fund may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company as long as the investment does not represent more than 3% of the voting stock of the acquired investment company.

Illiquid Securities

Each Fund may invest in illiquid securities (i.e., securities that are not readily marketable) as a non-principal investment strategy. In accordance with Rule 22e-4 under the 1940 Act, the Funds are subject to the guidelines set forth in the Company’s liquidity risk management program. The term “illiquid security” is defined as a security that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. None of the Funds will acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund’s net assets.

Initial Public Offerings

As a non-principal investment strategy, the Funds may purchase stock in an initial public offering (“IPO”). An IPO is a company’s first offering of stock to the public, typically to raise additional capital. Shares are given a market value reflecting expectations for the company’s future growth. The market for these securities may be more volatile and entail greater risk of loss than investments in larger companies due to the absence of a prior public market, unseasoned trading, a limited number of shares available for trading, lack of information about the issuer and limited operating history. The purchase of IPO shares may involve high transaction costs. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. In addition, a Fund’s Subadviser cannot guarantee continued access to IPOs.

Investment Grade Debt Obligations

As a non-principal investment strategy, the Funds may invest in investment grade debt obligations, which include: (i) U.S. government securities; (ii) commercial paper rated in one of the three highest rating categories (e.g., A-3 or higher by S&P); (iii) short-term notes rated in one of the three highest rating categories (e.g., A-3 or higher by S&P); (iv) bonds rated in one of the four highest rating categories (e.g., BBB or higher by S&P); and (v) unrated securities determined by the Subadviser to be of comparable quality. Investment grade securities are generally believed to have relatively low degrees of credit risk. However, certain investment grade securities may have some speculative characteristics because their issuers’ capacity for repayment may be more vulnerable to adverse economic conditions or changing circumstances than that of higher-rated issuers.

Lending of Portfolio Securities

Each Fund is authorized to lend up to 33 1/3% of its total assets to broker-dealers or institutional investors, but only when the borrower maintains with the Fund’s custodian bank collateral either in cash or money market instruments in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. However, the Funds do not presently intend to engage in such lending. In determining whether to lend securities to a particular broker-dealer or institutional investor, the portfolio manager will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. The Fund will retain authority to terminate any loans at any time. The Funds may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. The Funds will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest or other distributions on the securities loaned. The Funds will retain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to dividends, interest or other distributions, when retaining such rights is considered to be in a Fund’s interest. Payments in lieu of dividends received by the Funds on the loaned securities are not treated as “qualified dividend income” for tax purposes.

Line of Credit

The Funds may borrow money from banks to the extent allowed (as described above under “Fund Policies: Fundamental and Non-Fundamental”) to meet shareholder redemptions. The Funds may enter into a line of credit with a bank in order to provide short-term financing, if necessary, in connection with shareholder redemptions.

Master Limited Partnerships (“MLPs”)

As a non-principal strategy, the MFG Core Infrastructure Fund may invest in MLPs. An MLP is an investment that combines the tax benefits of a limited partnership with the liquidity of publicly-traded securities. An investment in MLP interests involves some risks that differ from investments in the common stock of a corporation. Holders of MLP interests have limited control on matters affecting the partnership. The benefit of investing in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes.

Portfolio Turnover

A Fund’s portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity, market conditions or other factors. A high rate of portfolio turnover (over 100%) may involve correspondingly greater transaction costs to the Fund and its shareholders. High portfolio turnover may result in the realization of capital gains, including short-term capital gains, taxable to shareholders at ordinary income rates.

For the fiscal periods ended June 30, 2024, and 2023, the Funds’ portfolio turnover rates were as follows:

Fund	2024	2023
MFG Global Sustainable Fund	43%	49%
MFG Core Infrastructure Fund	19%	12%

Preferred Stocks

The Funds may invest in preferred stocks as a non-principal investment strategy. Preferred stocks are securities that represent an ownership interest in a corporation and that give the owner a prior claim over common stock on the company’s earnings or assets.

Real Estate Investment Trusts (“REITs”)

The Funds may invest in REITs as part of their respective principal investment strategies. Equity REITs invest primarily in real property and earn rental income from leasing those properties. They also may realize gains or losses from the sale of properties. Equity REITs generally exercise some degree of control over the operational aspects of their real estate investments, lease terms and property maintenance and repair. Mortgage REITs invest primarily in mortgages and similar real estate interests and receive interest payments from the owners of the mortgaged properties and are paid interest by the owners of the financed properties. Hybrid REITs invest both in real property and in mortgages. A REIT generally is not taxed on income distributed to its shareholders if it complies with certain federal income tax requirements relating primarily to its organization, ownership, assets and income and, further, if it distributes at least 90% of its taxable income to its shareholders each year. Consequently, REITs tend to focus on income-producing real estate investments. Changes in tax laws may also result in unfavorable tax treatment of REITs. The MFG Core Infrastructure Fund may invest in REITs that invest in infrastructure assets, which may be adversely affected by developments affecting the underlying infrastructure industry, including changes to interest rates.

The Funds’ investments in REITs may be adversely affected by deteriorations of the real estate rental market, in the case of REITs that primarily own real estate, or by deteriorations in the creditworthiness of property owners and changes in interest rates in the case of REITs that primarily hold mortgages. Equity and mortgage REITs also are dependent upon specialized management skills, may not be diversified in their holdings and are subject to the risks of financing projects. REITs also may be subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. Under certain circumstances, a REIT may fail to qualify for the special tax treatment available to REITs, which would subject the REIT to federal income taxes at the REIT level and adversely affect the value of its securities.

In general, qualified REIT dividends that an investor receives directly from a REIT are automatically eligible for the 20% qualified business income deduction. The Internal Revenue Service (“IRS”) has issued final Treasury Regulations that permit a dividend or part of a dividend paid by a “regulated investment company” and reported as a “section 199A dividend” to be treated by the recipient as a qualified REIT dividend for purposes of the 20% qualified business income deduction, if certain holding period and other requirements have been satisfied by the recipient with respect to its Fund shares.

Repurchase Agreements

As a non-principal investment strategy, each Fund may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement, a Fund buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement, thereby, determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security. The Subadviser will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. Although no definitive creditworthiness criteria are used, the portfolio manager reviews the creditworthiness of the banks and non-bank dealers with which the Fund enters into repurchase agreements to evaluate those risks. The Funds may, under certain circumstances, deem repurchase agreements collateralized by U.S. government securities to be investments in U.S. government securities.

Restricted Securities

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell a security and the time a Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than that which prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith in accordance with methodologies approved by the Board.

Short-Term Fixed Income Securities

The MFG Global Sustainable Fund may hold up to 20% of its total assets in cash, money market deposit accounts, money market mutual funds, short-term fixed income securities and other short-dated instruments that are readily convertible into cash for any purpose. The MFG Core Infrastructure Fund may hold up to 5% of its total assets in cash, money market deposit accounts, money market mutual funds, short-term fixed income securities and other short-dated instruments that are readily convertible into cash for any purpose. Each Fund may invest up to 100% of its total assets in such instruments in limited circumstances, to retain the flexibility to respond promptly to changes in market, economic or political conditions or in the case of unusually large cash inflows or redemptions. When a Fund takes a temporary position, the Fund may not achieve its investment objective. Short-term fixed income securities are defined to include without limitation, the following:

1.	U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest, which are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by: (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities and consequently the value of such securities may fluctuate. The Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship in 2008.

2.	Certificates of Deposit issued against funds deposited in a bank or savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return and are normally negotiable. If such certificates of deposit are non-negotiable, they will be considered illiquid securities and be subject to each Fund’s restriction on investments in illiquid securities. Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. The maximum insurance payable by the Federal Deposit Insurance Corporation (“FDIC”) as to any one certificate of deposit was increased permanently from $100,000 to $250,000 per depositor.

3.	Bankers’ acceptances which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

4.	Repurchase agreements which involve purchases of debt securities. In such a transaction, at the time a Fund purchases the security, it simultaneously agrees to resell and redeliver the security to the seller, who also simultaneously agrees to buy back the security at a fixed price and time. This assures a predetermined yield for the Fund during its holding period since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Funds may enter into repurchase agreements with respect to obligations of the U.S. government, its agencies or instrumentalities, certificates of deposit, or bankers’ acceptances. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Funds is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date. In the event of default, the repurchase agreement provides that the affected Fund is entitled to sell the underlying collateral. However, if the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. Frontegra or the Subadviser, as applicable, monitors the value of the collateral at the time the transaction is entered into and at all times during the term of the repurchase agreement. Frontegra or the Subadviser, as applicable, does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of a Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

5.	Bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

6.	Commercial paper consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between a Fund and a corporation. There is no secondary market for the notes. However, they are redeemable by the Funds at any time. Frontegra or the Subadviser, as applicable, will consider the financial condition of the corporation (e.g., earning power, cash flow and liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because a Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the two highest categories by a major rating agency or unrated commercial paper which is, in the opinion of Frontegra or the Subadviser, as applicable, of comparable quality.

Other than commercial paper, short-term fixed income securities must be rated at least A or higher by Standard & Poor’s (“S&P”), Moody’s Investors Service (“Moody’s”) or Fitch Ratings (“Fitch”). Commercial paper and commercial paper master notes must be rated A-1 or better by S&P, Prime-1 or better by Moody’s, or F2 or higher by Fitch. The Funds may also invest in the short-term investment funds of their custodial bank.

Utilities Companies

The MFG Core Infrastructure Fund invests in utilities companies as part of its principal investment strategy. Utilities companies in which the MFG Core Infrastructure Fund may invest generally are involved in the generation, transmission, sale or distribution of electric energy; distribution, purification and treatment of water; or production, transmission or distribution of oil or natural gas. The MFG Core Infrastructure Fund may be susceptible to adverse economic or regulatory occurrences affecting the utilities industry. Investing in the utilities industry may involve additional risks, such as high interest costs in connection with capital construction and improvement programs; difficulty in raising capital; unfavorable government rate regulation; risks related to environmental and other regulatory compliance costs; negative effectives of an economic slowdown or recession; and increased competition from other utilities providers.

Utilities companies may be subject to regulation by various governmental authorities and may be subject to special tariffs and changes in tax laws, regulatory policies and accounting standards. In addition, there are substantial differences between regulations that apply among different jurisdictions and agencies. Changes in climate can also negatively affect the financial condition of utility companies.

Temporary Defensive Position; Temporary Investment Measures

Each Fund may invest up to 100% of its total assets in cash, money market mutual funds, money market deposit accounts and short-term fixed income securities as a temporary defensive position during adverse market, economic or political conditions, or in other limited circumstances, such as in the case of unusually large cash inflows or redemptions. To the extent a Fund engages in temporary strategies or maintains a substantial cash position, the Fund may not achieve its investment objective.

Directors and Officers

The directors and officers of the Company, together with information as to their principal business occupations during the last five years and other information, are shown below. Charles S. Thompson II (indicated with an asterisk*) is deemed to be an “interested person” of the Funds, as defined in the 1940 Act, due to his positions with Frontegra and Frontegra Strategies, LLC, the Funds’ distributor (the “Distributor”). The information in the table is as of September 30, 2024.

Independent Directors

Name, Address and Year of Birth	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Director	Other Directorships Held by Director
Erik D. Barefield Frontier Funds, Inc. 999 Oakmont Plaza Drive, Suite 600 Westmont, IL 60559 Year of Birth: 1967	Independent Director Chair, Nominating and Governance Committee	Indefinite; since January 2023 Indefinite; since January 2023	Mr. Barefield has been the Senior Managing Director of Mesirow Financial, Inc., since November 2020. From 2018 to 2019, he was Managing Director of Lighthouse Investment Partners, LLC. He served as Senior Managing Director of Mesirow Advanced Strategies, Inc. from 2005 to 2018.	2	None

Pamela H. Conroy Frontier Funds, Inc. 999 Oakmont Plaza Drive, Suite 600 Westmont, IL 60559 Year of Birth: 1961	Independent Director Chair, Audit Committee Chair, Nominating and Governance Committee	Indefinite; since January 2020 Indefinite; since January 2023 February 2020- December 2022	Ms. Conroy is currently retired. Ms. Conroy served as Executive Vice President, Chief Operating Officer and Chief Compliance Officer of Institutional Capital Corporation, an investment management firm, from 1994 to 2008.	2	Listed Funds Trust (with oversight of 51 portfolios)

Steven K. Norgaard Frontier Funds, Inc. 999 Oakmont Plaza Drive, Suite 600 Westmont, IL 60559 Year of Birth: 1964	Independent Director Lead Independent Director Chair, Audit Committee	Indefinite; since October 2013 Indefinite; since January 2023 January 2020- December 2022	Mr. Norgaard has been an attorney with Steven K. Norgaard, P.C. since 1994. From 1990 to 1994, he was an attorney at McDermott, Will & Emery. He also serves as a director and audit committee chair of a publicly traded closed-end fund, and a trustee and audit committee member of a series of a publicly traded ETF.	2	SRH Total Return Fund, Inc. (f/k/a Boulder Growth & Income Fund, Inc.) (with oversight of one portfolio); Elevation Series Trust (with oversight of five series ETFs)

Interested Director and Officers

Name, Address and Year of Birth	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Director	Other Directorships Held by Director
Charles S. Thompson II* 999 Oakmont Plaza Drive, Suite 600 Westmont, IL 60559 Year of Birth: 1970	President Director	Elected annually by the Board; since June 2024. Indefinite; since June 2024.	Mr. Thompson has served as President of Frontegra and the Distributor since June 2024 and as a Director of Frontegra and Managing Director of Frontier Partners, Inc. (“Frontier Partners”), a consulting/ marketing firm, since February 2024. He previously served as Head of Distribution and Strategy for Americas of Perpetual Limited, a financial services company, from March 2020 to March 2023; Head of Distribution and Managing Director of Snow Capital Management from February 2018 to February 2020; and Head of Distribution, Vice President of Henderson Global Investors from December 2001 to June 2017.	2	None

Benjamin D. Jones 999 Oakmont Plaza Drive, Suite 600 Westmont, IL 60559 Year of Birth: 1980	Vice President and Secretary	Elected annually by the Board; since August 2024.	Mr. Jones has served as Managing Director of Distribution of Frontegra since March 2024. He previously served as Managing Director — Head of US Intermediary Distribution for BMO Global Asset Management from 2013 to 2022. Mr. Jones also served as the President and Chief Operating Officer of BMO Investment Distributors from 2017 to 2020.	N/A	N/A

Andrew P. Chica 999 Oakmont Plaza Drive, Suite 600 Westmont, IL 60559 Year of Birth: 1975	Chief Compliance Officer and Anti-Money Laundering Compliance Officer	Elected annually by the Board; since September 2024.	Mr. Chica is a Principal and Partner of NexTier Solutions Inc., an accounting, compliance and HR service provider (“NexTier”) (January 2022 to present). He previously served as Compliance Director at Cipperman Compliance Services, LLC from 2019 to 2020 and CCO of Hatteras Investment Partners from 2007 to 2018.	N/A	N/A

Robert Lance Baker 999 Oakmont Plaza Drive, Suite 600 Westmont, IL 60559 Year of Birth: 1971	Treasurer	Elected annually by the Board; since September 2024.	Mr. Baker is the founding partner of NexTier. Prior to founding NexTier in 2017, Mr. Baker was the Chief Financial Officer for Hatteras Funds from 2008 to 2017.	N/A	N/A

Board Leadership Structure

Under the laws of the State of Maryland, the Board is responsible for directing the management of the Company’s business and affairs. The Board also oversees duties required by applicable state and federal law. The Board exercises its duties of oversight through regular quarterly meetings and special meetings called pursuant to applicable state and federal law and the Company’s charter documents. The Board also approves and oversees significant agreements between the Company and companies that furnish services to the Company. Directors are elected to serve indefinite terms until their successors are elected and qualified. However, Directors are subject to retirement at age 75.

The Board is currently comprised of three independent directors, Mr. Barefield, Ms. Conroy and Mr. Norgaard, and one interested director, Mr. Thompson. As a matter of policy, at least 75% of the Board members must be considered independent directors for purposes of the 1940 Act. The Board has not designated a chairperson. Mr. Norgaard currently serves as the lead independent director. The lead independent director coordinates the activities of and helps to manage communications with the independent directors, advises on Board agendas, acts as a liaison with the Company’s CCO and Frontegra and leads meetings of the independent directors. The Board annually evaluates the performance of the Board and the effectiveness of the committee structure. The Board believes that the current structure is working effectively. In particular, the Board has determined that its leadership structure is appropriate and effective in light of the size of the Board, the number, asset size and mix of Funds overseen by the Board and industry practices.

Committees

The Board has two standing committees – an Audit Committee and a Nominating and Governance Committee. Pursuant to its charter, the Audit Committee: oversees the accounting and financial reporting policies and procedures of the Company and each of its series; oversees the Company’s internal control over financial reporting and disclosure controls and procedures; oversees the quality, objectivity and integrity of the Company’s financial statements and the independent audit thereof; monitors the independent auditor’s qualifications, independence and performance; and is responsible for the appointment, compensation and oversight of the Company’s independent auditor. During the fiscal year ended June 30, 2024, the Audit Committee met twice. The three independent directors – Mr. Barefield, Ms. Conroy and Mr. Norgaard – currently form the Audit Committee. Ms. Conroy is the Chair of the Audit Committee.

The Nominating and Governance Committee is responsible for selecting and nominating candidates for election to the Board in the event of a vacancy on the Board. The Nominating and Governance Committee will consider director candidates recommended by shareholders. Shareholders should submit recommendations in writing to the Chairperson of the Nominating and Governance Committee. The recommendation should include biographical information concerning each such proposed nominee and must be submitted in accordance with any applicable notice provisions in the Company’s Bylaws.

The Nominating and Governance Committee considers various factors in considering director nominees, including their qualifications for Board membership and their status as an independent director under the 1940 Act.  The Committee also considers other factors deemed relevant, which may include the candidate’s business and professional experience, particularly with respect to the investment industry, education, familiarity with accounting and auditing matters, other directorship experience and whether the candidate will contribute to the diversity of the Board in terms of skills, experience and perspectives as well as gender, racial and/or ethnic diversity.

The Nominating and Governance Committee is also responsible for reviewing the compensation of the independent directors, overseeing the Board’s retirement policy, overseeing the annual Board self-assessment process and making recommendations to the Board regarding corporate governance matters. The Nominating and Governance Committee met four times during the fiscal year ended June 30, 2024. The three independent directors – Mr. Barefield, Ms. Conroy and Mr. Norgaard – currently form the Nominating and Governance Committee. Mr. Barefield is the Chair of the Nominating and Governance Committee.

Frontegra has established a Valuation Committee, which is subject to Board oversight but is not a committee of the Board. The Valuation Committee implements Frontegra’s responsibilities as the valuation designee under the Funds’ Valuation and Pricing Procedures, including performing fair value determinations for holdings of the Funds. The Valuation Committee also assists Frontegra with its responsibilities as the program administrator of the Funds’ liquidity risk management program.

Risk Management

The Board’s role is one of oversight rather than management. Management of the Funds is overseen by Fund officers, including the President and CCO, who regularly report to the Board on a variety of matters at meetings of the Board. Frontegra reports to the Board, on a regular and as-needed basis, on actual and possible risks affecting the Funds and the Company as a whole. Frontegra and the Subadviser report to the CCO and the Board, as applicable, on various elements of risk, including investment, credit, liquidity, valuation, operational and compliance risks, as well as any overall business risks that could impact the Funds and the Company. In addition, Frontegra, as valuation designee and program administrator of the Funds’ liquidity risk management program, reports to the Board regarding valuation and liquidity risks that could affect the Funds.

The Board has appointed the CCO who reports directly to the independent directors. The CCO attends all Board meetings and presents an annual report to the Board regarding the Company’s compliance policies and procedures. The CCO, together with the Company’s President, regularly discuss risk issues affecting the Company during Board meetings. The CCO also provides updates to the Board on the operation of the Company’s compliance policies and procedures and on how these procedures are designed to mitigate risk. The CCO also reports to the Board in the event any material risk issues arise in between Board meetings. Additionally, the Board reviews information reported to the Board or Fund management by Frontegra, the Subadviser and other service providers to the Funds regarding various compliance, investment, business and other risk management issues.

Director Qualifications

The following is a brief summary of the experience, qualifications, attributes and skills that led to the Board’s conclusion that each individual identified below is qualified to serve as a director of the Company.

Interested Director

Charles S. Thompson II. Mr. Thompson has served as a director of the Company since June 2024. He is also President of Frontegra, the Distributor and Frontier Partners. Mr. Thompson previously served as Head of Distribution & Strategy – Americas of Perpetual Limited, an Australian listed financial services company from March 2020 to March 2023. Prior to this, Mr. Thompson held senior positions at Snow Capital Management and Henderson Global Investors. Mr. Thompson has 30 years of experience in the asset management industry and maintains numerous securities licenses. Mr. Thompson previously served as an interested trustee on the Henderson Global Funds board from 2010 to 2017 and has served on multiple non-profit boards. He brings significant distribution, asset management and product innovation experience to the Board.

Independent Directors

Erik Barefield. Mr. Barefield has served as a director and Chair of the Nominating and Governance Committee of the Company since January 2023. Mr. Barefield is the Senior Managing Director and Head of Traditional Investment Management at Mesirow Financial, Inc., an independent financial services firm. In this capacity, he is responsible for providing strategic oversight and leadership for the traditional investment management platform including competitive positioning, product development, distribution and collaboration. Mr. Barefield previously served as Managing Director of Lighthouse Investment Partners, LLC from 2018 to 2019 following Lighthouse’s acquisition of Mesirow Advanced Strategies. Mr. Barefield spent 13 years working with Mesirow Advanced Strategies, most recently as Head of the Global Client Relationship team. Mr. Barefield has an MBA from the Kellogg School of Business at Northwestern University. Mr. Barefield is experienced in investment oversight across a breadth of asset classes and strategies. He brings significant investment strategy assessment, business and distribution experience to the Board.

Pamela H. Conroy. Ms. Conroy has served as a director of the Company since January 2020 and Chair of the Audit Committee since January 2023. She previously served as Chair of the Nominating and Governance Committee from February 2020 to December 2022. She has been designated as an “audit committee financial expert.” Ms. Conroy previously served as Executive Vice President, Chief Operating Officer and Chief Compliance Officer of Institutional Capital Corporation, an investment management firm. Prior to this position, Ms. Conroy served in different leadership positions at Northern Trust, a large, multi-location financial institution. She currently serves on the board of trustees of another investment company. Ms. Conroy brings expertise in portfolio accounting, trading, operations, marketing and compliance, as well as other investment company directorship experience.

Steven K. Norgaard. Mr. Norgaard has served as a director of the Company since 2013 and as Lead Independent Director since January 2023. He previously served as Chair of the Audit Committee from January 2020 to December 2022. He has been designated as an “audit committee financial expert.” Mr. Norgaard is an attorney and certified public accountant. Since 1994, he has been an attorney with the law firm Steven K. Norgaard, P.C. Prior to starting his own law firm, he was an attorney at McDermott, Will & Emery. He currently serves as an independent director on the Board of Directors of the SRH Total Return Fund (formerly known as the Boulder Growth & Income Fund, Inc.), a closed-end fund, and serves as audit committee chair. He also serves as an independent trustee of the Elevation Series Trust, a series exchange-traded fund, and currently serves on the audit committee. Mr. Norgaard served on the Board of Directors of Attorneys’ Title Guaranty Fund, Inc. from 2012 until 2022. Prior to March 2015, Mr. Norgaard served as an independent director of the Boulder Total Return Fund, Inc., the Denali Fund, Inc., and the First Opportunity Fund, Inc., each a closed-end fund, until those funds reorganized into the Boulder Growth & Income Fund, Inc. Mr. Norgaard brings significant financial, accounting, legal, regulatory and investment experience to the Board, as well as other directorship experience.

Board Ownership and Compensation

The following table sets forth the dollar range of Fund shares beneficially owned by each director in the Frontier family of Funds as of December 31, 2023, stated using the following ranges: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000.

Name of Director	MFG Global Sustainable Fund	MFG Core Infrastructure Fund	Aggregate Dollar Range of Equity Securities Beneficially Owned in Frontier Family of Funds
Charles S. Thompson II(1)	None	None	None
Erik D. Barefield	None	None	None
Pamela H. Conroy	None	None	None
Steven K. Norgaard	None	None	None

(1)	This director is deemed an “interested person” as defined in the 1940 Act.

As of October 2, 2024, the officers and directors of the Company, as a group, owned less than 1% of each class of each Fund.

The independent directors each receive an annual retainer and a per-meeting fee and are reimbursed for expenses. Directors and officers of the Company who are also officers, directors or employees of Frontegra do not receive any remuneration from the Funds for serving as directors or officers. Accordingly, Mr. Thompson and Mr. Jones do not receive any remuneration from the Funds for serving as directors or officers. Mr. Baker and Mr. Chica are compensated for their services as officers of the Company by Frontegra pursuant to the compliance services agreement discussed below under “Compliance and Financial Reporting Services.”

Neither the Company nor the Funds maintain any deferred compensation, pension or retirement plans, and no pension or retirement benefits are accrued as Company or Fund expenses. The independent directors may invest their compensation in shares of the Funds.

The following table provides information relating to compensation paid to Ms. Conroy, Mr. Norgaard and Mr. Barefield for their services as directors of the Company for the fiscal year ended June 30, 2024.

Name of Director	MFG Global Sustainable Fund	MFG Core Infrastructure Fund	Total Compensation from Funds and Fund Complex
Charles S. Thompson II(1)	$0	$0	$0
Erik D. Barefield	$19,292	$19,292	$70,000	(2)
Pamela H. Conroy	$19,292	$19,292	$75,000	(2)(3)
Steven K. Norgaard	$19,292	$19,292	$70,000	(2)

(1)	Mr. Thompson is deemed an “interested person” as defined in the 1940 Act.

(2)	Amounts include compensation ($36,416 for Ms. Conroy and $31,416 for each of Mr. Norgaard and Mr. Barefield) from former series of the Company liquidated during the most recent fiscal year.

(3)	Amount includes a special meeting fee of $5,000 paid in fiscal 2024 to Ms. Conroy. This compensation was also paid to Mr. Barefield and Mr. Norgaard as Independent Directors but was recorded in fiscal 2023.

Codes of Ethics

The Company, Frontegra, the Distributor and Frontier Partners have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act. The Code of Ethics governs all employees and other supervised persons of the Company, Frontegra, the Distributor and Frontier Partners. The Code of Ethics is based upon the principle that directors, officers and employees of the Company, Frontegra, the Distributor and Frontier Partners have a duty to place the interests of clients (including the Funds and their shareholders) above their own. The Code of Ethics addresses compliance with federal securities laws, conflicts of interest, gifts and personal trading and reporting.

The Code of Ethics permits access persons (as defined in the Code of Ethics) to buy or sell permitted securities for their own accounts, including securities that may be purchased or held by the Funds, subject to certain restrictions. The Code of Ethics requires access persons to pre-clear most transactions in permitted investments. It also requires access persons to report transactions to the Chief Compliance Officer. Moreover, access persons are required, on an annual basis, to disclose all securities holdings to the Chief Compliance Officer. Independent directors of the Company are exempt from most of these trading and reporting requirements.

MFG Asset Management has adopted a Code of Ethics and Personal Trading Policy that govern all directors, officers, employees, contractors and all other persons that are determined to be access persons of MFG Asset Management (collectively, “MFG Access Persons”). The Personal Trading Policy permits MFG Access Persons to buy and sell securities for their own accounts subject to certain restrictions. The Personal Trading Policy requires MFG Access Persons to pre-clear all transactions. In addition, MFG Access Persons and other access persons are required to disclose all securities holdings and to submit quarterly transaction reports.

Principal Shareholders

As of October 2, 2024, the following persons owned of record or are known by the Company to own of record or beneficially 5% or more of the outstanding shares of any class of a Fund:

Name and Address	Fund ‒ Class	No. of Shares	Percent of Class
MAGELLAN FINANCIAL GROUP LTD	MFG Global Sustainable Fund – Institutional Class	1,049,267	100.00%
MLC CENTRE
LEVEL 36
25 MARTIN PLACE
SYDNEY NSW 2000
AUSTRALIA

NATIONAL FINANCIAL SERVICES LLC*	MFG Global Sustainable Fund – Service Class	771,425	98.09%
499 WASHINGTON BLVD FL 4TH
JERSEY CITY NJ 07310-2010

THE NORTHERN TRUST COMPANY AS	MFG Core Infrastructure Fund – Institutional Class	11,862,385	68.92%
TRUSTEE FBO KROGER
PO BOX 92994
CHICAGO IL 60607

NATIONAL FINANCIAL SERVICES LLC*	MFG Core Infrastructure Fund – Institutional Class	1,934,115	11.24%
499 WASHINGTON BLVD FL 4TH
JERSEY CITY NJ 07310-2010

SAXON & CO CUST*	MFG Core Infrastructure Fund – Institutional Class	1,241,322	7.21%
PO BOX 94597
CLEVELAND OH 44101-4597

NATIONAL FINANCIAL SERVICES LLC*	MFG Core Infrastructure Fund – Service Class	3,189,247	50.07%
499 WASHINGTON BLVD FL 4TH
JERSEY CITY NJ 07310-2010

CHARLES SCHWAB & CO INC*	MFG Core Infrastructure Fund – Service Class	2,407,786	37.08%
211 MAIN ST
SAN FRANCISCO CA 94105-1901

*The Company believes that this entity, the holder of record of these shares, is not the beneficial owner of such shares.

As of October 2, 2024, no person owned a controlling interest (i.e., more than 25%) in the Company.  However, the following persons owned a controlling interest in a Fund:

Name and Address	Fund	Percent of Fund
NATIONAL FINANCIAL SERVICES LLC* 499 WASHINGTON BLVD FL 4TH JERSEY CITY NJ 07310-2010	MFG Global Sustainable Fund	42.02%
MAGELLAN FINANCIAL GROUP LTD MLC CENTRE LEVEL 36 25 MARTIN PLACE SYDNEY NSW 2000 AUSTRALIA	MFG Global Sustainable Fund	57.16%
THE NORTHERN TRUST COMPANY AS TRUSTEE FBO KROGER PO BOX 92994 CHICAGO IL 60607	MFG Core Infrastructure Fund	50.30%

*The Company believes that this entity, the holder of record of these shares, is not the beneficial owner of such shares.

Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of management of the Company or a Fund.

Investment Adviser and Subadviser

Investment Adviser

Frontegra Asset Management, Inc.

Frontegra is the investment adviser to each of the Funds. Mr. Thompson is the President of Frontegra and the Company. Mr. Thompson is considered a control person of Frontegra due to his position with Frontegra. See “Directors and Officers” for Mr. Thompson’s positions with Frontegra and related entities. Magellan Financial Group Limited (“MFG”) is also a control person of Frontegra by virtue of the ownership structure discussed below.

The investment advisory agreement (the “Advisory Agreement”) has an initial term of two years from the date of the respective exhibit relating to each Fund and is required to be approved annually by (a) a majority of the independent directors and (b) either the full Board or the Fund’s shareholders. The Advisory Agreement is terminable without penalty, on 60 days’ written notice by the Board, by vote of a majority of each of the Fund’s outstanding voting securities or by Frontegra, and will terminate automatically in the event of its assignment.

Under the terms of the Advisory Agreement, Frontegra supervises the management of the Funds’ investments, subject to the supervision of the Board. The Advisory Agreement also provides that Frontegra is responsible for the due diligence, selection and oversight of any subadviser retained by Frontegra on behalf of the Funds, as well as for the oversight of the performance of the Funds and their subadviser. At its expense, Frontegra provides office space and all necessary office facilities, equipment and personnel for servicing the investments of the Funds. Frontegra is also responsible for certain compliance and administrative services to the Company and each Fund, including, but not limited to: making available qualified individuals to serve as officers of the Company (subject to Board approval) to perform such responsibilities required by officers of the Company, including certifying the Funds’ financial statements and required regulatory filings; overseeing the Company’s financial reporting processes and coordinating the annual audit; serving as program administrator of the Funds’ liquidity risk management program; overseeing and coordinating the Company’s service providers; providing shareholder servicing support; performing administration services with respect to the Company’s compliance program, valuation policy and disaster recovery/business continuity plan; and performing such other compliance and administrative services as deemed necessary.

As compensation for its advisory services under the Advisory Agreement, each Fund pays Frontegra, on a monthly basis, an annual management fee based on the percentage of the average daily net assets (“ADNA”) of the Fund as follows:

Fund	Annual Fee as % of ADNA
MFG Global Sustainable Fund	0.80%
MFG Core Infrastructure Fund	0.50%

Frontegra has contractually agreed to waive its management fee and/or reimburse each of the Funds to ensure that the total operating expenses for each Fund (excluding acquired fund fees and expenses), as a percentage of the ADNA of each Fund, are as follows:

	Total Operating Expenses as % of ADNA
Fund	Institutional Class	Service Class
MFG Global Sustainable Fund	0.80%	0.95%
MFG Core Infrastructure Fund	0.50%	0.65%

The expense cap/reimbursement agreements will continue in effect until October 31, 2026, for the Funds, with successive renewal terms of one year unless terminated by Frontegra or the Company prior to any such renewal. Pursuant to the Advisory Agreement, Frontegra can recoup any expenses or fees it has waived or reimbursed within a three-year period, if the expense ratios in those future years are less than the limits specified above and less than the limits in effect at that future time. However, the Funds are not obligated to pay any such waived fees more than three years after the end of the fiscal year in which the fees were waived or expenses were reimbursed. MFG Asset Management has agreed to pay or reimburse Frontegra, as applicable, for all reimbursements made by Frontegra under the expense cap/reimbursement agreement.

Frontegra Asset Management Inc. – Ownership and Related Frontier Companies

MFG owns 100% of the equity interests in Frontier North America Holdings, Inc. (“FNAH”). FNAH is the controlling owner of the following companies (together, the “Frontier Companies”): Frontegra, the Distributor and Frontier Partners, a marketing/consulting company that provides marketing services to investment advisory firms, including MFG Asset Management. MFG is the parent entity of MFG Asset Management, and its shares are listed on the Australian Securities Exchange. Mr. Thompson is the President of the Frontier Companies and is employed by Frontier Partners as Managing Director of Distribution, Americas. MFG Asset Management, MFG, FNAH and the Frontier Companies are affiliates.

Subadviser

Magellan Asset Management Limited doing business as MFG Asset Management

MFG Asset Management is a wholly owned subsidiary of MFG. Frontegra has entered into a subadvisory agreement (the “Subadvisory Agreement”) under which MFG Asset Management serves as the subadviser to the Funds and, subject to Frontegra’s supervision, manages each Fund’s portfolio assets.

Under the Subadvisory Agreement, MFG Asset Management is paid the net advisory fee received by Frontegra with respect to each Fund less an annual flat fee retained by Frontegra; provided, however, if the net advisory fee is less than such flat fee, Frontegra shall retain the entire net advisory fee and no subadvisory fee will be payable to MFG Asset Management. The Subadvisory Agreement also provides that MFG Asset Management is responsible for certain administrative and shareholder services, including, but not limited to, assisting the Company’s officers in timely preparation and filing of the Company’s registration statement, providing information necessary for the Funds’ regulatory filings, providing assistance and support to the Funds’ service providers, as well as assisting and providing support to Frontegra, the Funds’ administrator, transfer agent and other applicable service providers in responding to shareholder inquiries. In addition, MFG Asset Management has agreed to pay for or reimburse Frontegra, as applicable, for any expense reimbursements made by Frontegra pursuant to the expense cap/reimbursement agreement, and all amounts paid by Frontegra to financial intermediaries for sub-transfer agent and other administrative services. Under the Subadvisory Agreement, Frontegra will reimburse MFG Asset Management the same amount it paid or reimbursed Frontegra for any recoupment Frontegra receives under the applicable expense cap/reimbursement agreement. MFG Asset Management is affiliated with Frontegra, as discussed above under “Frontegra Asset Management Inc.—Ownership and Related Companies.”

Advisory Fees

For the fiscal periods ended June 30, 2024, 2023 and 2022, the Funds paid the following advisory fees to Frontegra under the Advisory Agreement, and Frontegra waived or recouped the following amounts.

Fund/Fiscal Period Ended	Advisory Fee	(Waiver)/ Recoupment	Advisory Fee After Waiver/ Recoupment
MFG Global Sustainable Fund
June 30, 2024	$228,274	$(300,584)	$(72,310)
June 30, 2023	$259,502	$(227,821)	$31,681
June 30, 2022	$290,953	$(235,935)	$55,018

MFG Core Infrastructure Fund
June 30, 2024	$2,264,803	$(618,334)	$1,646,469
June 30, 2023	$2,804,392	$(557,548)	$2,246,844
June 30, 2022	$4,280,226	$(621,176)	$3,659,050

Potential Conflicts of Interest

MFG Asset Management and Frontegra are affiliates, which may present certain potential conflicts of interest. Frontegra’s retention of MFG Asset Management presents a potential conflict of interest because Frontegra may have financial and non-financial incentives for selecting and retaining MFG Asset Management over other subadvisers. An investment adviser may be inclined to act in its own interest by recommending to clients the services of an affiliated subadviser that provide benefits to the investment adviser and its personnel, instead of recommending the services of a subadviser that is in the best interest of the client. MFG Asset Management will benefit from increased advisory fees paid to Frontegra, which will result in higher subadvisory fees. In addition, Frontegra or its affiliates will benefit from the net advisory fee retained by Frontegra and also indirectly from the subadvisory fee paid by Frontegra to MFG Asset Management. Mr. Thompson and Mr. Jones may also be subject to conflicts due to their roles with Frontegra and the other Frontier Companies and Frontegra’s oversight responsibilities of MFG Asset Management, given that MFG is the ultimate parent company of Frontegra. MFG Asset Management’s arrangements with certain Frontier Companies for consulting and referral services also may create an incentive for Frontegra to retain MFG Asset Management as subadviser due to the receipt of fees from MFG Asset Management pursuant to such arrangements. However, Frontegra, in recommending to the Board the appointment or continued service of MFG Asset Management, has a fiduciary duty to act in the best interests of its clients, including the Funds and their respective shareholders. Frontegra has a duty to recommend that MFG Asset Management be selected, retained, or replaced only when Frontegra believes it is in the best interests of a Fund’s respective shareholders.

MFG owns a large percentage of the outstanding shares of the MFG Global Sustainable Fund. MFG, as the controlling owner of Frontegra, may face conflicts of interest when considering the effect of any redemptions on the Fund and its shareholders in deciding whether and when to redeem Fund shares. A large redemption by MFG could result in the Fund selling securities when it otherwise would not have done so, accelerating the realization of capital gains and increasing transaction costs. A large redemption could significantly reduce the assets of the Fund and increase the Fund’s expenses.

Portfolio Managers

Other Accounts Managed by Portfolio Managers of the Funds

As described in the Prospectus for each Fund under “Fund Management,” each portfolio manager is jointly responsible for the day-to-day management of the applicable Fund, and, unless otherwise indicated, is solely responsible for the day-to-day management of the other accounts set forth in the following table. Alan Pullen is the portfolio manager of the MFG Global Sustainable Fund. Gerald Stack, Ben McVicar, Jowell Amores and David Costello are the co-portfolio managers of the MFG Core Infrastructure Fund. None of the registered investment company clients of MFG Asset Management pays a performance-based fee.

Other Accounts Managed by the Portfolio Managers
As of June 30, 2024

	Other Registered Investment Companies Managed by Portfolio Manager		Other Pooled Investment Vehicles Managed by Portfolio Manager				Other Accounts Managed by Portfolio Manager
Portfolio Manager	Number	Total Assets	Number	Total Assets	Number with Performance-Based Fees	Total Assets of Pooled Investment Vehicles with Performance-Based Fees	Number	Total Assets	Number with Performance-Based Fees	Total Assets of Accounts with Performance-Based Fees
MFG Global Sustainable Fund
MFG Asset Management
Alan Pullen	0	$0	4	$542 million	3	$451 million	3	$1.3 billion	0	$0

MFG Core Infrastructure Fund
MFG Asset Management
Gerald Stack	0	$0	5	$2.3 billion	3	$1.9 billion	15	$7.7 billion	3	$379 million
Ben McVicar	0	$0	5	$2.3 billion	3	$1.9 billion	15	$7.7 billion	3	$379 million
Jowell Amores	0	$0	1	$248 million	0	$0	8	$5.1 billion	0	$0
David Costello	0	$0	1	$248 million	0	$0	8	$5.1 billion	0	$0

Potential Conflicts of Interest

MFG Asset Management’s individual portfolio managers advise multiple accounts for numerous clients. In addition to the Funds, these accounts may include other mutual funds, separate accounts and private investment vehicles. Such portfolios hold positions similar to those in the portfolio that MFG Asset Management manages for each Fund. Positions are bought and sold for all clients based on their investment criteria and MFG Asset Management’s investment style. MFG Asset Management has developed and implemented a number of policies and procedures that are designed to ensure that the interests of all MFG Asset Management’s clients are protected. Policies that are a part of MFG Asset Management’s compliance program address areas such as trade allocations, cross trading, insider trading and trade management. MFG Asset Management has developed trade allocation processes and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts of interest in situations where two or more accounts, including each Fund, participate in investment decisions involving the same securities. Ongoing and annual reviews are conducted to monitor compliance with the policies and procedures. MFG, the parent company of MFG Asset Management, owns an interest in Barrenjoey Capital Partners (“Barrenjoey”), an Australian full service investment bank. MFG Asset Management may execute trades for the Funds through Barrenjoey. Barrenjoey is not considered an affiliated broker of the Company for purposes of the 1940 Act; however, all trades with Barrenjoey are subject to MFG Asset Management’s best execution policy and the Funds’ affiliated and related persons’ brokerage policy.

Compensation of Portfolio Managers

The following description of the portfolio managers’ compensation is as of June 30, 2024.

The compensation of the portfolio managers of each Fund is not exclusively tied to the performance or the value of the assets in the applicable Fund.

The compensation of Alan Pullen is comprised of a base salary and a variable incentive program deferred over a 3-year period, and a performance bonus based on the performance of the portfolios he manages. The performance of the portfolios managed by Mr. Pullen is measured both in absolute terms and against the relevant strategy benchmark.

The compensation of Gerald Stack is comprised of a base salary and a short-term incentive. Mr. Stack’s short-term incentive is comprised of two parts: (a) a fixed allocation; and (b) an allocation determined through consideration of the performance of the actively managed infrastructure strategies he manages.

The compensation of Ben McVicar is comprised of a base salary and a short-term incentive. The short-term incentive remuneration is based in part on the relative and absolute performance of the strategies he is involved in managing. The relative and absolute performance of several of the strategies managed by Mr. Stack and Mr. McVicar is measured against the S&P Global Infrastructure Net Total Return Index for purposes of short-term incentive calculations.

The compensation of Jowell Amores is comprised of a base salary and a short-term incentive. Mr. Amores’ variable incentive amount is discretionary. Variable remuneration is not determined on a formulaic basis but is an outcome of an overall performance appraisal process. The variable incentive is paid partly as a current year cash bonus and partly as a conditional deferred cash bonus amount over periods of up to 3 years.

The compensation of David Costello is comprised of a base salary, a short-term incentive and a long-term incentive. Mr. Costello’s variable incentive amount is discretionary. Variable remuneration is not determined on a formulaic basis but is an outcome of an overall performance appraisal process. The variable incentive is paid partly as a current year cash bonus and partly as a conditional deferred cash bonus amount over periods of up to 3 years. The long term incentive is deferred over the following 3 years.

Ownership of Fund Shares by Portfolio Managers

The following table sets forth the dollar range of Fund shares beneficially owned by each portfolio manager as of June 30, 2024, stated using the following ranges: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000 or over $1,000,000.

Fund/Portfolio Manager	Dollar Range of Shares Owned
MFG Global Sustainable Fund
Alan Pullen	None

MFG Core Infrastructure Fund
Gerald Stack	None
Ben McVicar	None
Jowell Amores	None
David Costello	None

Portfolio Holdings Disclosure Policy

The Funds do not provide or permit others to provide information about their portfolio holdings to any third party on a selective basis, except as permitted by the Company’s policy regarding disclosure of portfolio holdings (the “Disclosure Policy”). Pursuant to the Disclosure Policy, the Company, Frontegra and the Subadviser may disclose information about each Fund’s portfolio holdings only in the following circumstances:

•	Each Fund provides Fund holdings information as required in regulatory filings and tailored shareholder reports and may disclose Fund holdings information in response to requests by governmental authorities. Fund holdings information is included in Form N-CSR, which must be filed within 10 days after transmittal of the Funds’ tailored shareholder reports (i.e., approximately 70 days after the second and fourth fiscal quarters) and in Form N-PORT, which is filed approximately 60 days after the end of each fiscal quarter.

•	Each Fund will post its quarterly schedule of investments to the Company’s website in compliance with the tailored shareholder report requirements and Rule 30e-1(b)(2)(i) of the 1940 Act. A Fund’s schedule of investments will be posted to the Company’s website approximately 60 days after the end of each fiscal quarter and will remain on the Company’s website until the schedule of investments for the same fiscal quarter the following year is posted to the website.

•	Each of the Funds may post their full portfolio holdings as of the calendar quarter end on the Company’s website no earlier than 30 days after quarter end.

•	Other series of the Company will generally post full portfolio holdings as of the calendar quarter end on the Company’s website no earlier than 10 days after the calendar quarter end.

•	The MFG Global Sustainable and MFG Core Infrastructure Funds’ top 10 holdings will be posted to the Company’s website no earlier than 10 days after the calendar quarter end.

•	Other series of the Company may post the top 10 holdings as of the calendar quarter end on the Company’s website no earlier than the posting of such series’ full portfolio holdings as of the calendar quarter end on the Company’s website, and in no event no earlier than 10 days after the calendar quarter end.

•	A Fund’s top 10 holdings as of a calendar quarter end may be included in Fund fact sheets following the posting of the Fund’s full portfolio holdings or top 10 holdings as of the calendar quarter end on the Company’s website.

•	A Fund’s full portfolio holdings as of the calendar quarter end may be included in a quarterly report provided to certain shareholders of the Fund or to consultants for their databases following posting of the full portfolio holdings on the Company’s website or after portfolio holdings are made public after filing Form N-PORT or Form N-CSR with the SEC. A Fund may include top 10 or full portfolio holdings in quarterly reports to shareholders or consultants following posting of top 10 holdings on the Company’s website or after the portfolio holdings are made public after filing Form N-PORT or Form N-CSR with the SEC.

•	Disclosure of full portfolio holdings as of a particular calendar quarter end may be made in response to inquiries from consultants, existing shareholders or prospective shareholders following posting of the full portfolio holdings or top 10 holdings, as the case may be, on the Company’s website.

•	Each Fund’s portfolio holdings may be included in commentary provided to consultants, existing shareholders or prospective shareholders, provided that such commentary is posted on the Company’s website prior to the dissemination of such commentary.

•	Frontegra or the Subadviser may disclose Fund portfolio holdings in regulatory filings and to the Funds’ service providers or their respective service providers (including the administrator, fund accountant, custodian, transfer agent, independent accountant, legal counsel, financial printer and middle- or back-office service providers to Frontegra or the Subadviser who need to know such information to provide such services) subject to a duty of confidentiality in connection with the fulfillment of their duties to the Fund and Company. Such disclosures generally are made to the service providers on a quarterly basis in connection with the preparation of regulatory filings but may be provided more frequently if necessary. Service providers that receive disclosures of the Funds’ portfolio holdings are required to maintain the confidentiality of the information either by contract or by law.

•	The series of the Company may disclose portfolio holdings as of each calendar quarter end to rating agencies no earlier than 10 days after calendar quarter end.

•	Frontegra or the Subadviser is also permitted to disclose the portfolio holding of the Funds to certain service providers as indicated below:

o	Glass, Lewis & Co. – daily, for proxy recordkeeping services
o	Apex Fund Services – quarterly, for attribution analysis (MFG Core Infrastructure Fund only)

•	A Fund’s portfolio holdings may also be disclosed in cases where other legitimate business purposes of the Fund are served by such disclosure provided that, if prior to the public disclosure of such information, (a) the Company’s CCO authorizes the disclosure and determines that there are no conflicts of interest between the Fund’s shareholders and Frontegra or the Subadviser and (b) the recipient is required to maintain the confidentiality of the information either by contract or by law.

The Company is prohibited from entering into any other arrangements to disclose information regarding the Funds’ portfolio securities without prior approval of the Board. No compensation or other consideration may be received by the Funds, Frontegra or the Subadviser in connection with the disclosure of portfolio holdings in accordance with this policy.

The CCO monitors compliance with the Disclosure Policy and reports any violations to the Board. The Board will review any disclosures of Fund portfolio holdings outside of the permitted disclosures described above on a quarterly basis to ensure that disclosure of information about portfolio holdings is in the best interest of Fund shareholders and to address any conflicts between the interests of the Fund shareholders and those of Frontegra, the Subadviser or any other Fund affiliate.

Proxy Voting Policies

Frontegra

The Board has adopted proxy voting procedures that delegate to Frontegra the authority to vote proxies, subject to the supervision of the Board. The Board also authorized Frontegra to delegate its authority to vote proxies to the Subadviser pursuant to the Subadvisory Agreement, if Frontegra believes that the Subadviser is in the best position to make voting decisions on behalf of a Fund. In addition, the Board authorized Frontegra and the Subadviser to retain a third-party voting service to provide recommendations on proxy votes or vote proxies on a Fund’s behalf. The Funds’ proxy voting procedures provide that, in the event of a conflict between the interests of Frontegra or the Subadviser and a Fund with regard to a proxy vote, the conflict will be resolved by a majority of the independent directors or may be addressed by such other method disclosed in the Subadviser’s proxy voting policies and procedures, as approved by the Board.

MFG Asset Management

MFG Asset Management’s proxy voting policies provide that MFG Asset Management will vote proxies with respect to client securities in a manner designed to promote the economic interests of its clients. With respect to the Funds, MFG Asset Management’s proxy voting guidelines provide that MFG Asset Management will review proposed company resolutions on a case-by-case basis, exercising voting rights as deemed appropriate by MFG Asset Management to ensure that companies act in the best interest of their shareholders. In exercising its voting discretion, MFG Asset Management does not intend to become involved in the day-to-day management issues of companies but will exercise voting rights to ensure that companies act in the best interest of their shareholders and, in appropriate cases, to improve the corporate governance of investee companies. MFG Asset Management may consider the size of its holdings and the likelihood that exercising voting rights will influence the outcome of the vote, as well as the advantage which may result from exercising voting rights. If MFG Asset Management determines that a proxy vote involves a conflict of interest or perceived conflict of interest between MFG Asset Management and client interests, MFG Asset Management’s ESG Team will provide a recommendation to the Risk & Compliance Team, who may determine steps to manage the potential conflict if required. Possible resolutions may include voting in accordance with the recommendations of a third-party research provider, refraining from exercising its proxy voting rights or disclosing the conflict to its client and obtain the client’s direction to vote the proxy.

Proxy Voting Records

Each Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling toll free 1-888-825-2100, (ii) on the Funds’ website at http://www.frontiermutualfunds.com, or (iii) by accessing the SEC’s website at http://www.sec.gov.

Fund Transactions and Brokerage

The Subadviser is responsible for decisions to buy and sell securities for the Funds and for the placement of the Funds’ securities business, the negotiation of the commissions to be paid on such transactions and the allocation of portfolio brokerage. The Subadviser seeks the best execution available with respect to each transaction, in light of the overall quality of brokerage and research services provided to the Subadviser or the Funds. Purchases may be made from underwriters, dealers and, on occasion, the issuers. Commissions will be paid on the Funds’ portfolio transactions. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. The Funds may pay mark-ups on principal transactions. Brokerage will not be allocated based on the sale of a Fund’s shares. Where possible, MFG Asset Management will aggregate client orders for the same security on the same or similar terms, if the aggregation is in the best interests of all participating clients. MFG Asset Management determines trade allocation on a basis that is fair, reasonable and equitable to all of its clients, including the Funds, in order to avoid any client receiving preferential treatment.

For the fiscal periods ended June 30, 2024, 2023 and 2022, the Funds paid the brokerage commissions listed in the following table.

	Brokerage Commissions Paid For the Fiscal Period Ended June 30,
Fund	2024	2023	2022
MFG Global Sustainable Fund	$2,168	$2,257	$2,815
MFG Core Infrastructure Fund	$34,790	$51,700	$106,406

Section 28(e) of the Securities Exchange Act of 1934 (“Section 28(e)”) permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).

In selecting brokers and negotiating commissions, MFG Asset Management considers several factors, subject to the principle of best execution, including, as appropriate: the firm’s reliability; the quality of its execution services on a continuing basis; the reputation, experience and financial condition of the broker dealer involved; the amount of commissions; investment and market information and other research, such as economic, securities and performance measurement research and the quality and reliability of brokerage services, including execution capability, performance and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if MFG Asset Management determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to the Funds. Such research information may be used by MFG Asset Management in servicing all accounts.

As of the date of this SAI, none of the Funds pays “soft dollar” commissions for research. The Subadvisory Agreement authorizes the Funds to pay higher commissions for research in accordance with the following requirements. The Subadvisory Agreement provides that such higher commissions will not be paid by the Funds unless (a) the Subadviser determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of the Subadviser’s overall responsibilities with respect to the accounts as to which they exercise investment discretion; (b) such payment is made in compliance with the provisions of Section 28(e), other applicable state and federal laws, and the Subadvisory Agreement; and (c) in the opinion of the Subadviser, the total commissions paid by the Funds will be reasonable in relation to the benefits to the Funds over the long term.

In a client commission arrangement, a portion of the commission paid by the Subadviser is allocated to an account held by the broker to purchase research services either from the executing broker or another broker. The client commission arrangements, as well as the research provided in connection with such arrangements, are intended to comply with Section 28(e), and the SEC’s related interpretative guidance. Participating in client commission arrangements enables the Subadviser to consolidate payments for research services through one or more channels using accumulated client commissions. Such arrangements also help to facilitate the Subadviser’s receipt of research services and ability to provide best execution in the trading process.

The Funds are required to identify any brokerage transactions during their most recent fiscal year that were directed to a broker because of research services provided, along with the amount of any such transactions and any related commissions paid by the Funds. During the fiscal period ended June 30, 2024, the Funds did not pay any brokerage commissions to brokers who provided research services.

The Subadviser places portfolio transactions for other advisory accounts that it manages. Research services furnished by firms through which the Funds effect their securities transactions may be used by the Subadviser in servicing all of its accounts. Not all of such services may be used by the Subadviser in connection with the Funds. The Subadviser believes it is not possible to measure separately the benefits from research services to each of the accounts (including the Funds) managed by them. The Subadviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Funds and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Funds. In making such allocations between the Funds and other advisory accounts, the main factors considered by the Subadviser are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.

Custodian

As custodian of the Funds’ assets, U.S. Bank, N.A., 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin 53212, has custody of all securities and cash of each Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by the officers of the Company.

Transfer Agent

U.S. Bancorp Fund Services, LLC, 615 E. Michigan Street, Third Floor, Milwaukee, Wisconsin 53202, an affiliate of U.S. Bank, N.A., acts as transfer agent for the Funds.

Administrator and Fund Accountant

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”) also provides administrative and fund accounting services to the Funds pursuant to separate Administration and Fund Accounting Agreements. Under these Agreements, Fund Services calculates the daily net asset value of each Fund and provides administrative services (which include clerical, compliance and regulatory services such as filing all required federal income and excise tax returns and state property tax returns, assisting with regulatory filings, preparing financial statements and monitoring expense accruals). For the foregoing services, Fund Services receives from the Funds a fee, computed daily and payable monthly, based on the Company’s average net assets. For the fiscal years ended June 30, 2024, 2023, and 2022, Fund Services received $266,950, $399,918 and $732,195, respectively, from the Company, including from former series of the Company, for such services.

Compliance and Financial Reporting Services

NexTier Solutions Inc. provides compliance and financial reporting services to the Funds pursuant to a compliance services agreement (“CSA”) between NexTier and the Company. Under the terms of the CSA, NexTier provides an individual to serve as CCO and Anti-Money Laundering (“AML”) Compliance Officer, subject to the approval and oversight of the Board, and to perform the functions of the CCO as described in Rule 38a-1 under the 1940 Act. Pursuant to the CSA, NexTier also provides an individual to serve as the Fund’s Treasurer and Principal Accounting Officer, subject to the approval and oversight of the Board. The Board has approved Mr. Chica as CCO and AML Compliance Officer and Mr. Baker as Treasurer and Principal Accounting Officer. For these services, Frontegra pays NexTier a monthly retainer, plus reimbursements for out-of-pocket expenses.

Shareholder Meetings

Maryland law permits registered investment companies, such as the Company, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act. The Company has adopted the appropriate provisions in its Bylaws and may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted on by shareholders under the 1940 Act.

The Company’s Bylaws also contain procedures for the removal of directors by shareholders of the Company. At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

Distribution of Fund Shares

Distributor

The Distributor, Frontegra Strategies, LLC, located at 999 Oakmont Plaza Drive, Suite 600, Westmont, Illinois 60559, is the principal distributor of the Funds’ shares. Under a Distribution Agreement between the Company and the Distributor, the Distributor offers the Funds’ shares on a continuous, best efforts basis. The Distributor is indirectly owned by MFG and is managed by Mr. Thompson. See “Frontegra Asset Management Inc.—Ownership and Related Companies” for a discussion of the Distributor’s affiliates. The Distributor does not receive commissions or other compensation for the sale of Fund shares.

The Distribution Agreement is subject to annual renewal by the Board or shareholders in accordance with the requirements of the 1940 Act. The Distribution Agreement is terminable without penalty by the Company on behalf of each Fund on 60 days’ written notice when authorized either by a majority vote of each Fund’s shareholders or by vote of a majority of the Board, including a majority of the directors who are not “interested persons” (as defined in the 1940 Act) of the Company, or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

Payments to Financial Intermediaries

The Distributor, Frontegra and/or their affiliates may pay compensation, out of their own resources and without additional cost to the Funds or their shareholders, to financial intermediaries for services provided to clients who hold Fund shares, for introducing new shareholders to the Funds and for administrative, sub-accounting and shareholder services. This practice is referred to as “revenue sharing.” These payments, if made, would be in addition to the shareholder servicing or other administrative fees payable out of Fund assets to firms that provide services to shareholders of Institutional Class and Service Class shares (as applicable). Payments may be structured as a flat fee, a percentage of net sales or net assets (or a combination thereof) or a fee based on the number of underlying client accounts.

Purchase, Pricing and Redemption of Shares

Shares of each Fund are sold on a continuous basis at each Fund’s net asset value. As set forth in the Prospectus under “Valuation of Fund Shares,” each Fund’s net asset value per share is determined as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern Time) on each day the NYSE is open for business. A Fund is not required to calculate its net asset value on days during which that Fund receives no orders to purchase shares and no shares are tendered for redemption. Net asset value is calculated by taking the market value of the Fund’s total assets, including interest or dividends accrued, but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share.

In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Debt securities are valued by using an evaluated bid price provided by a pricing service. If closing bid and asked prices are not readily available, the pricing service may provide a price determined by a method used to value fixed income securities without relying exclusively on quoted prices. Common stocks and other equity-type securities are valued at the last trade price on the national securities exchange (other than NASDAQ) on which such securities are primarily traded, and securities traded on NASDAQ are valued using the NASDAQ Official Closing Price. However, securities traded on a national securities exchange or NASDAQ for which there were no transactions on a given day are valued at the most recent bid price. Securities not listed on a national securities exchange or NASDAQ are valued at the most recent sale price.

Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by Frontegra, as valuation designee under the Funds’ Valuation and Pricing Procedures, which were adopted in accordance with Rule 2a-5 of the 1940 Act. The Board has approved the use of pricing services to assist the Funds in the determination of net asset value. Short-term fixed income securities maturing within 60 days or less, which are not priced by a pricing service, may be valued by the amortized cost method.

Most securities that are primarily traded on foreign exchanges generally are valued at the last sale price of such securities on their respective exchange. In certain countries market maker prices, usually the mean between the bid and ask prices, are used. In certain circumstances, such as when a significant event occurs in a foreign market so that the last sale price no longer reflects actual value, the fair value of these securities may be determined using the fair value procedures described above. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate.

Purchases In Kind. Shares of a Fund may be purchased “in kind,” subject to the approval of Frontegra and/or the Subadviser and their determination that the securities are acceptable investments for a Fund and that they have a value that is readily ascertainable in accordance with the applicable Fund’s valuation policies. In an in kind purchase, investors transfer securities to the Fund in exchange for Fund shares. Securities accepted by a Fund in an in kind purchase will be valued at market value. In general, investors transferring securities for shares will be treated, for federal income tax purposes, as if they sold the transferred securities at their fair market value and used the proceeds to purchase shares of a Fund, and a Fund’s tax basis in the transferred securities will be equal to their fair market value.

Redemptions In Kind. The Company has filed an election pursuant to Rule 18f-1 under the 1940 Act which provides that each Fund is obligated to redeem shares solely in cash up to $250,000 or 1% of the net asset value of the shares of the Fund being redeemed, whichever is less for any one shareholder within a 90-day period. Any redemption beyond this amount may be made in assets other than cash, such as securities or other property. Securities delivered in payment of redemptions are valued at the same value assigned to them in computing the applicable Fund’s net asset value per share. Shareholders receiving such securities are likely to incur brokerage costs on their subsequent sales of such securities. For federal income tax purposes, redemptions in kind are taxed in the same manner to a redeeming shareholder as redemptions made in cash. The subsequent sale of securities received in kind may result in recognized gains or losses for federal income tax purposes.

Anti-Money Laundering Program

The Company has established an AML Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). In order to ensure compliance with this law, the Company’s Program provides for the development of internal practices, procedures and controls, the designation of an AML compliance officer, an ongoing training program, an independent audit function to determine the effectiveness of the Program and a customer identification program. Andrew Chica serves as the Company’s AML Compliance Officer.

Procedures to implement the Program include, but are not limited to, determining that the Funds’ transfer agent has established proper AML procedures that require it to report suspicious and/or fraudulent activity, verify the identity of new shareholders, check shareholder names against designated government lists, including the Office of Foreign Asset Control (“OFAC”), and undertake a complete and thorough review of all new account applications.

Taxation of the Funds

Changes in income tax laws, potentially with retroactive effect, could impact a Fund’s investments or the tax consequences to you of investing in a Fund. Some of the changes could affect the timing, amount and tax treatment of a Fund’s distributions made to shareholders. Please consult your tax adviser before investing.

If your shares are held in a taxable account, you should be aware of the following federal income tax implications. Each Fund intends to qualify and elect to be taxed as a “regulated investment company” under the Code. If so qualified, each Fund will not be liable for federal income or excise taxes at the Fund level on amounts distributed to shareholders, provided that investment company taxable income and net capital gain are sufficiently distributed to shareholders on a timely basis and each Fund meets certain requirements regarding the sources of its income and the diversification of its assets. Pursuant to the Code, each Fund will be treated as a separate entity for federal income tax purposes. In the event that a Fund fails to qualify as a “regulated investment company” and does not obtain relief from such failure, it will be treated as a regular corporation for federal income tax purposes. In this event, a Fund would be subject to federal income taxes on the full amount of its investment company taxable income and net capital gains, and any distributions made by such Fund to the extent of its then-current and accumulated earnings and profits would be taxable as dividend income to the Fund’s shareholders. This would increase the cost of investing in such Fund for shareholders and would make it more economical for shareholders to invest directly in securities held by the Fund instead of investing indirectly in such securities through the Fund.

A Fund may treat redemption proceeds paid to shareholders as carrying out a portion of the Fund’s required distributions through a practice referred to as “tax equalization.” This practice reduces the income and gains that the Fund must distribute to avoid U.S. federal income and excise taxes. Tax equalization is unavailable to personal holding companies. A Fund is typically classified as a personal holding company if five or fewer shareholders own more than 50% of its outstanding shares during the latter half of its taxable year. Should a Fund qualify as a personal holding company and fail to distribute all its investment company taxable income and net capital gain, it may be subject to a 20% nondeductible tax on its undistributed personal holding company income.

Each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income and net capital gain. For federal income tax purposes, distributions of each Fund’s investment company taxable income (which includes, generally, dividends, interest, the excess of any net short-term capital gain over net long-term capital loss, and net gain from foreign currency transactions), if any, generally are taxable to you as ordinary income whether reinvested in additional Fund shares or received in cash, unless such distributions are attributable to and reported by the Fund as “qualified dividend” income. For non-corporate shareholders, “qualified dividend” income is eligible for the reduced federal income tax rates applicable to long-term capital gains if the shareholder meets certain holding period requirements.

Distributions of investment company taxable income will be taxed at the ordinary income tax rate applicable to the shareholder. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) will be taxable as long-term capital gains whether reinvested in additional Fund shares or received in cash and regardless of the length of time you have owned your shares. Each Fund will inform shareholders of the federal income tax status of all distributions promptly after the close of each calendar year. The following paragraph sets forth a Fund’s aggregate capital loss carryforward as of June 30, 2024, which is available to offset future capital gains. A Fund’s ability to utilize its capital loss carryforwards in a given year or in total may be limited. The following amounts are not subject to expiration and will retain their character as short-term or long-term capital losses.

At June 30, 2024, the MFG Global Sustainable Fund had a short-term capital loss carryforward that will not expire of $266,306.

Certain individuals, trusts and estates may be subject to a Net Investment Income (“NII”) tax of 3.8% (in addition to regular income tax). The NII tax is imposed on the lesser of (i) a taxpayer’s investment income, net of deductions properly allocable to such income or (ii) the amount by which such taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately). The Funds’ distributions are includable in a shareholder’s investment income for purposes of this NII tax. In addition, any capital gain realized on the sale, exchange or redemption of a Fund’s shares is includable in a shareholder’s investment income for purposes of this NII tax.

Interest and dividends received by a Fund from foreign sources may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the U.S. may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains realized on investments held by foreign investors. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of stock and securities of foreign corporations, it will be eligible to, and may, file an election with the IRS that would, in effect, pass through to the shareholders any foreign and U.S. possessions income taxes paid by such Fund. Pursuant to the election, an eligible Fund would treat those taxes as distributions paid to its shareholders and each shareholder would be required to (i) include in gross income, and treat as paid by him, his proportionate share of those taxes paid by such Fund, (ii) treat his share of those taxes and of any distribution paid by such Fund that represents income from foreign or U.S. possessions sources as his own income from those sources, and (iii) either deduct the taxes deemed paid by him in computing his taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his federal income tax. If a Fund makes this election, it will report to its shareholders shortly after each taxable year their respective share of income from sources within, and taxes paid to, foreign countries and U.S. possessions.

Under the Foreign Account Tax Compliance Act (“FATCA”), a Fund may be required to withhold a generally nonrefundable 30% tax on (a) distributions of investment company taxable income, and (b) distributions of net capital gain and the gross proceeds of a sale, exchange or redemption of Fund shares paid, to (i) certain “foreign financial institutions” that do not agree to verify, monitor and report to the IRS the identity of certain of its accountholders, among other things (unless such entity is deemed compliant under the terms of an intergovernmental agreement between the U.S. and the country in which the entity is a tax resident), and (ii) certain “non-financial foreign entities” unless such entity certifies to the Fund that it does not have any substantial U.S. owners or provides the name, address, and taxpayer identification number of each substantial U.S. owner, among other things. In December 2018, the IRS and Treasury Department released proposed Treasury Regulations that would eliminate FATCA withholding on Fund distributions of net capital gain and the gross proceeds from a sale, exchange or redemption of Fund shares. Although taxpayers are entitled to rely on these proposed Treasury Regulations until final Treasury Regulations are issued, these proposed Treasury Regulations have not been finalized, may not be finalized in their proposed form, and are potentially subject to change. This FATCA withholding tax could also affect a Fund’s return on its investments in foreign securities or affect a shareholder’s return if the shareholder holds a Fund’s shares through a foreign intermediary. You are urged to consult your tax adviser regarding the application of this FATCA withholding tax to your investment in a Fund and the potential certification, compliance, due diligence, reporting, and withholding obligations to which you may become subject in order to avoid this withholding tax.

Each Fund maintains its accounts and calculates its income in U.S. dollars. In general, gain or loss (i) from the disposition of foreign currencies and forward currency contracts, (ii) from the disposition of foreign-currency-denominated debt securities that are attributable to fluctuations in exchange rates between the date the securities are acquired and their disposition date, and (iii) attributable to fluctuations in exchange rates between the time a Fund accrues interest or other receivables or expenses or other liabilities denominated in a foreign currency and the time such Fund actually collects those receivables or pays those liabilities, will be treated as ordinary income or loss. A foreign-currency-denominated debt security acquired by a Fund may bear interest at a high nominal rate that takes into account expected decreases in the value of the principal amount of the security due to anticipated currency devaluations. In that case, a Fund would be required to include the interest in income as paid currently but generally would realize a currency loss with respect to the principal only when the principal was received (through disposition or upon maturity).

Certain of a Fund’s investments may be subject to complex provisions of the Code (including provisions relating to hedging transactions, straddles, integrated transactions, foreign currency contracts, forward foreign currency contracts, options, swaps, derivatives, and/or notional principal contracts) that, among other things, may affect the Fund’s ability to qualify as a regulated investment company, affect the character of gains and losses realized by the Fund (e.g., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require a Fund to mark to market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without the Fund receiving cash with which to make distributions in amounts sufficient to enable the Fund to satisfy the regulated investment company distribution requirements for avoiding Fund-level income and excise taxes. Although there can be no absolute assurances, each Fund intends to monitor its transactions, intends to make appropriate tax elections, and intends to make appropriate entries in its books and records to mitigate the effect of these rules and preserve each Fund’s qualification for treatment as a regulated investment company.

This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on an investor. There may be other federal, state, local or foreign tax considerations applicable to a particular investor. Investors are urged to consult their own tax advisers.

Cost Basis Reporting

The Funds are required to report to certain shareholders and the IRS the cost basis of shares acquired on or after January 1, 2012 (“covered shares”), when the shareholder sells, redeems or exchanges such shares. These requirements do not apply to shares held through a tax-deferred arrangement, such as a 401(k) plan or an IRA, or to shares held by tax-exempt organizations, banks, financial institutions, corporations (other than S corporations), credit unions, and certain other entities and governmental bodies. Shares acquired before January 1, 2012 (“non-covered shares”), are treated as if held in a separate account from covered shares. The Funds are not required to determine or report a shareholder’s cost basis in non-covered shares and are not responsible for the accuracy or reliability of any information provided for non-covered shares.

The cost basis of a share is generally its purchase price adjusted for distributions, returns of capital, and other corporate actions. Cost basis is used to determine whether the sale, exchange or redemption of a share results in a capital gain or loss. If you sell, exchange or redeem covered shares during any year, then the Funds will report the gain or loss, cost basis, and holding period of such covered shares to the IRS and you on Form 1099.

A cost basis method is the method by which a Fund determines which specific covered shares are deemed to be sold, exchanged or redeemed when a shareholder sells, exchanges or redeems less than its entire holding of Fund shares and has made multiple purchases of Fund shares on different dates at differing net asset values. If a shareholder does not affirmatively elect a cost basis method, each Fund will use the average cost method, which averages the basis of all Fund covered shares in your account regardless of holding period, and covered shares sold, exchanged or redeemed are deemed to be those with the longest holding period first. Each shareholder may elect in writing (and not over the telephone) any alternate IRS-approved cost basis method to calculate the cost basis in its covered shares. The default cost basis method applied by the Funds or the alternate method elected by a shareholder may not be changed after the settlement date of a sale, exchange or redemption of Fund shares.

If you hold Fund shares through a broker or another nominee, please contact that broker or nominee with respect to the reporting of cost basis and available elections for your account.

You are encouraged to consult your tax adviser regarding the application of these cost basis reporting rules and, in particular, which cost basis calculation method you should elect.

Independent Registered Public Accounting Firm

Cohen & Company, Ltd., 342 N. Water Street, Suite 830, Milwaukee, Wisconsin 53202, has been selected as the independent registered public accounting firm for the Funds. Cohen & Company, Ltd. audits and reports on the Funds’ annual financial statements, review certain regulatory reports and the Funds’ federal income tax returns, and performs other auditing and tax services when engaged to do so by the Funds.

Financial Statements

The audited financial statements of the Funds for the fiscal period ended June 30, 2024, are incorporated herein by reference to the Company’s Form N-CSR filing for the fiscal year ended June 30, 2024, as filed with the SEC on September 5, 2024.